REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 27, 2012, by and among GlobalOptions Group, Inc., a Delaware corporation (the “Company”), and the several stockholders signatory hereto (each a “Stockholder” and collectively, the “Stockholders”).

This Agreement is made pursuant to that certain Support Agreement, dated as of this Agreement, between the Company and Genesis Opportunity Fund, L.P., a Delaware limited partnership (the “Support Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Stockholders agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Support Agreement shall have the meanings given such terms in the Support Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(c).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the 150th calendar day following the date of this Agreement; provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the 5th Trading Day following the date on which the Company is so notified if such date precedes the date otherwise required above (unless the Company is required to update its financial statements prior to requesting acceleration of the Registration Statement, which will require the Company to file an amendment to such Registration Statement, in which case the Company shall file any necessary amendment to such Registration Statement and request effectiveness thereof as soon as reasonably practicable and in no event later than the date set forth above); provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), on the later of (a) April 20, 2012 or (b) the day which is 21 calendar days following the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, but in no event later than April 30, 2012.

“FINRA” has the meaning set forth in Section 3(i).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Holder Disclosure” has the meaning set forth in Section 3(a).

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“OTC Bulletin Board” means the OTC Bulletin Board electronic quotation medium regulated by the Financial Industry Regulatory Authority, Inc.

“Owned Shares” has the meaning set forth in the Support Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement, shall be the OTC Bulletin Board.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the (i) Owned Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Owned Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), including (in each case) the amendments and supplements to such Registration Statements, including pre- and post-effective amendments thereto, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Special Registration Statement” means a registration statement relating to any employee benefit plan on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

“Stockholder” or “Stockholders” has the meaning set forth in the Preamble.

“Support Agreement” has the meaning set forth in the Recitals.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in an over-the-counter market maintained by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or an over-the-counter market operated by OTC Markets Group Inc., on which the Common Stock is listed or quoted for trading on the date in question.

2.          Registration.

(a)          On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or such other form available to register for resale the Registrable Securities as a secondary offering) subject to the provisions of Section 2(d) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29 and Compliance and Disclosure Interpretations. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders); provided, however, that the Company shall not exclude any Registrable Securities from such Registration Statement unless (i) the Company has first excluded all outstanding securities from such Registration Statement, the holders of which are not contractually entitled to inclusion of such securities in a registration statement of the Company or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Holders and the holders of other securities having the contractual right to inclusion of their securities in a registration statement of the Company in proportion to the number of Registrable Securities or other securities, as applicable, that the Company is contractually obligated to include in a registration statement of the Company. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)          The Company shall use commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review (unless the Company is required to update its financial statements prior to requesting acceleration of the Registration Statement, which will require the Company to file an amendment to such Registration Statement, in which case the Company shall file any necessary amendment to such Registration Statement and request effectiveness thereof as soon as reasonably practicable and in no event later than the Effectiveness Deadline)), and shall use commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that is three years following the Effective Date (the “Effectiveness Period”). The Company shall promptly after the Effective Date notify the Holders via facsimile or electronic mail of the effectiveness of a Registration Statement. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)          Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five (5) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company reasonably requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any reasonable requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)          If at the time of filing of the Initial Registration Statement, the Company is not eligible for use of Form S-3, the Company shall (i) initially register the resale of the Registrable Securities on Form S-1 and (ii) if the Company becomes eligible to use Form S-3 and has ongoing registration obligations hereunder, the Company has the option to register the Registrable Securities on Form S-3 after such form is available pursuant to a post-effective amendment to Form S-1 on Form S-3, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.            Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall use its commercially reasonable efforts to:

(a)          Not less than three Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to each Holder any and all disclosure within any Registration Statement, Prospectus or amendment or supplement thereto that the Company proposes to file that relates, directly or indirectly, to such Holder or the distribution of the Registrable Securities thereunder (collectively, the “Holder Disclosure”), which disclosure will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned disclosure within such three Trading Day or one Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such disclosure) and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct such review. The Company shall not include any Holder Disclosure in any Registration Statement or Prospectus or any amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three Trading Day or one Trading Day period described above, as applicable.

(b)          (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission solely relating to such Registration Statement that pertains to the Holder Disclosure; and (iv) comply with the provisions of the Securities Act and the Exchange Act until such time as all of such Registrable Securities cease to be Registrable Securities or shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Stockholder shall be responsible for the delivery of the Prospectus to the Persons to whom such Stockholder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Stockholder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on or before the 5th Trading Day following the day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)          Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus as set forth in Section 3(h)) as promptly as reasonably practicable and (if requested by any such Person) confirm such notice in writing: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus (except for an underwritten offering, registered direct offering or regsieterd secondary resale offering, with respect to which the Company may not suspend the availability of a Registration Statement or Prospectus), provided that any and all such information shall be kept confidential by each Holder (who may disclose such information only to such Holder’s employees, accountants, attorneys and professional advisors who need to know such information in order to fulfill such party’s obligations to Holder, who are informed of the confidential nature of such information and who are bound by a confidentiality and non-disclosure agreement pertaining thereto) until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(d)          Avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)          If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)          Prior to any resale of Registrable Securities by a Holder, qualify for an exemption from the registration or qualification of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such exemption therefrom effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)          If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Support Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)          Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Registration Statement or Prospectus until the requisite changes to such Registration Statement or Prospectus have been made, then the Holders shall suspend use of such Registration Statement or Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed thirty (30) calendar days (which need not be consecutive days) in any 12-month period, provided however the Company may exceed such thirty (30) calendar day period during the pendency of resolving any comments received from the SEC so long as such period does not exceed an aggregate of seventy five (75) calendar days.

(i)          Require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority, Inc. (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(j)          Cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as reasonably requested by any such Holder.

(k)          Cause all Registrable Securities to be listed on the Company’s Principal Market so long as any Holder holds any Registrable Securities.

4.          Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) with respect to the filing for any exemptions of the Registrable Securities under the applicable Blue Sky or state securities laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or any legal fees or other costs of the Holders.

5.             Indemnification.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any violation of this Agreement, except to the extent, but only to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(c) below, if following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected, or (C) any such Losses arise out of the Stockholder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required pursuant to Rule 172 under the Securities Act (or any successor rule), to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and such settlement does not include any non-monetary limitation on the actions of any Indemnified Party or any of its affiliates or any admission of fault or liability on behalf of any such Indemnified Party.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d)          Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.          Miscellaneous.

(a)          Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)          Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)          Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)          Piggy-Back Registrations.

(i)          If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on a Special Registration Statement, then, subject to Section 6(d)(ii) below, the Company shall deliver to each Holder a written notice of such determination and, if within seven days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are (i) eligible for resale pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions or (ii) the subject of a then-effective Registration Statement

(ii)         (A) in the case of an underwritten offering by the Company of securities, each Holder shall, with respect to Registrable Securities that such Holder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company, and the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that a Holder then desires to sell; provided, however, that such underwriting agreement shall be in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making; provided, further, that no Holder participating in such underwriting shall be required to make any representations or warranties except as they relate to such Holder’s ownership of Registrable Securities and authority to enter into the underwriting agreement (including as to the execution, delivery and enforceability thereof) and to such Holder’s intended method of distribution, or to agree to indemnify the Company, the underwriters or any other Person thereunder on terms other than substantially as set forth in Section 5 above; and (B) in the event that, in connection with any underwritten offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which a Holder has requested inclusion hereunder as the underwriter shall permit; provided, however, that (1) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (2) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Holder or other holder.

(e)          No Inconsistent Agreements. Except as set forth in that certain Restructuring Registration Rights Agreement dated July 25, 2007, by and among the Company and the investors defined therein, the Company has not entered, as of the date hereof, nor shall the Company, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding more than 60% of the then outstanding Registrable Securities, in which case such amendment, modification, supplement or waiver shall be binding on all Holders, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Support Agreement.

(h)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights with respect to any or all of its Owned Shares hereunder in the manner and to the Persons as permitted under the Support Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D, and (v) the transferee completes and delivers to the Company the Selling Stockholder Questionnaire in the form of Annex B hereto and provides such additional information as the Company reasonably requests.

(i)          Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)          Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and the Holders consent to process being served in any such suit, action or proceeding by delivering a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6(j) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Support Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

(k)          Cumulative Remedies. Except as provided herein, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GLOBAL OPTIONS GROUP, Inc.

By:	/s/ Jeffrey O. Nyweide
	Name:	Jeffrey O. Nyweide
	Title:	Chief Financial Officer and
Executive Vice President

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GENESIS OPPORTUNITY FUND, L.P.

By:	Genesis Capital Advisors LLC
Its:	General Partner

By:	/s/ Ethan Benovitz
	Name:	Ethan Benovitz
	Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GENESIS ASSET OPPORTUNITY FUND, L.P.

By:	Genesis Capital Advisors LLC
Its:	General Partner

By:	/s/ Ethan Benovitz
	Name:	Ethan Benovitz
	Title:	Managing Member

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the distribution of the common stock by any selling stockholders to its partners, members or stockholders;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against certain civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex B

GLOBALOPTIONS GROUP, Inc.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.001 per share of GlobalOptions Group, Inc. (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (or such other form available to register for resale the Registrable Securities as a secondary offering) (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of that certain Registration Rights Agreement (the “Agreement”), dated as of February __, 2012, by and between the Company and the Stockholders party thereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within five (5) Business Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.          Name.

(a)          Full Legal Name of Selling Stockholder:

____________________________

(b)          Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

____________________________

(c)          Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____________________________

2.          Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.          Beneficial Ownership of Registrable Securities:

(a)          Type and Number of Registrable Securities beneficially owned:

____________________________

____________________________

____________________________

(b)          Number of shares of Common Stock to be registered pursuant to this Notice for resale:

____________________________

____________________________

____________________________

4.          Broker-Dealer Status:

(a)          Are you a broker-dealer?

Yes  ☐   No    ☐

(b)          If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐    No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)          Are you an affiliate of a broker-dealer?

Yes    ☐ No    ☐

Note: If yes, provide a narrative explanation below:

____________________________

____________________________

(d)          If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    ☐ No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.             Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

 Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

6.            Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.              Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title: